UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2021 (May 14, 2021)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 14, 2021. At the close of business on March 16, 2021, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 562,712,059 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following twelve directors to each serve a one-year term expiring on the date of the 2022 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Sharon Y. Bowen	472,925,395	627,694	687,314	26,929,624
Shantella E. Cooper	472,289,083	654,714	1,296,606	26,929,624
Charles R. Crisp	449,660,550	23,282,726	1,297,127	26,929,624
Duriya M. Farooqui	471,357,046	2,157,411	725,946	26,929,624
Lord Hague of Richmond	469,915,557	3,601,108	723,738	26,929,624
Mark F. Mulhern	466,308,480	7,211,531	720,392	26,929,624
Thomas E. Noonan	472,833,358	655,266	751,779	26,929,624
Frederic V. Salerno	409,376,837	60,316,747	4,546,819	26,929,624
Caroline L. Silver	465,621,816	7,898,366	720,221	26,929,624
Jeffrey C. Sprecher	449,766,036	21,696,413	2,777,954	26,929,624
Judith A. Sprieser	446,126,552	26,757,150	1,356,701	26,929,624
Vincent Tese	437,686,486	35,192,394	1,361,523	26,929,624

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
422,711,910	48,136,312	3,392,181	26,929,624

3. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
494,179,406	6,332,404	658,217

4. Advisory Vote on Stockholder Proposal Regarding Adoption of a Simple Majority Vote Standard: Our stockholders approved the stockholder proposal regarding adoption of a simple majority vote standard.

For	Against	Abstain	Broker Non-Votes
437,100,313	36,189,536	950,554	26,929,624

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 18, 2021	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel